AMENDMENT NO. 4 TO
                         LOAN AND SECURITY AGREEMENT

                                                  December __, 1996

          All Star Gas Corporation, f/k/a
               Empire Gas Corporation
          1700 South Jefferson Street
          Lebanon, Missouri  65536
          Attention:  Ms. Valeria Schall

          Ladies and Gentlemen:

                    Reference is made to the Loan and Security
          Agreement dated as of June 29, 1994 among All Star Gas Corporation, f/k/a Empire Gas Corporation ("Borrower"), the Lenders party thereto ("Lenders") and Bank of America Illinois, f/k/a Continental Bank, f/k/a Continental Bank N.A., as Lender and as Agent for the Lenders ("BAI"), as amended through the date hereof (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                    Borrower has requested that Requisite Lenders agree to amend the Loan Agreement in order to increase the maximum amount of aggregate cash consideration that may be paid in any twelve month period in connection with Permitted Acquisitions. Requisite Lenders have agreed to do so, on the terms and conditions contained herein.

                    Therefore, the parties hereto agree as follows:

                    1. Amendment to Loan Agreement. Clause (b) of the definition of the term "Permitted Acquisition" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                    "(b)  total cash consideration paid for
               such Acquisition, together with the cash consideration paid for all other Permitted Acquisitions consummated in the immediately preceding twelve month period, does not exceed $6,000,000 in the aggregate;"

                    2. Scope. This Amendment No. 4 to Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement, Supplement A and the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement, Supplement A and the Related Agreements shall remain in full force and effect in accordance with their respective terms.

                    3.   Conditions to Effectiveness.  This
          Amendment shall be effective immediately upon the execution of this Amendment by BAI, on behalf of the Requisite Lenders, acceptance hereof by Borrower and each other Obligor, and delivery hereof to BAI at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Mr. Mark Cordes, on or prior to December __, 1996.

                                        Very truly yours,

                                        BANK OF AMERICA ILLINOIS,
                                        f/k/a CONTINENTAL BANK,
                                        f/k/a CONTINENTAL BANK
                                        N.A., AS AGENT ON BEHALF OF
                                        REQUISITE LENDERS

                                        By_________________________
                                          Its______________________

          Acknowledges and agreed to this
          ____ day of December, 1996

          ALL STAR GAS CORPORATION, f/k/a
           EMPIRE GAS CORPORATION

          By  /s/ Mark Castaneda
            Its  V.P. Finance


                 Acknowledgment and Acceptance of Guarantors

                    Each of the undersigned is a party to the Master Corporate Guaranty dated June 29, 1994 in favor of BAI, as Agent for itself and Lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Obligations of Borrower under the Loan Agreement. Each of the undersigned hereby acknowledges receipt of the foregoing Amendment, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such Amendment.

                                   Acknowledged and Agreed to
                                   this ____ day of December, 1996.

                                   EACH OF THE SUBSIDIARIES OF ALL
                                   STAR GAS CORPORATION f/k/a
                                   EMPIRE GAS CORPORATION, LISTED
                                   ON EXHIBIT A ATTACHED HERETO

                                   By  /s/ Valeria Schall
                                       Vice President of each
                                             Subsidiary